Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Metwood, Inc. and subsidiary (the “Company”) on Form 10-K for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert M. Callahan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that,:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Metwood, Inc.

Date: October 14, 2008	By:	/s/ Robert M. Callahan
Robert M. Callahan Chief Executive Officer

Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Metwood, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shawn A. Callahan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Metwood, Inc.

Date: October 14, 2008	By:	/s/ Shawn A. Callahan
Shawn A. Callahan Chief Financial Officer